Exhibit 99.2

Office Properties Income Trust to Merge with Diversified Healthcare Trust APRIL 11, 2023 CREATING A DIVERSIFIED REIT WITH A BROAD PORTFOLIO, DEFENSIVE TENANT BASE AND STRONG GROWTH POTENTIAL

WARNING REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever Office Properties Income Trust (“OPI”) and Diversified Healthcare Trust (“DHC”) use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may”, “should”, “seek”, “approximately” or “strategy” and negatives or derivatives of these or similar expressions, they are making forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based upon OPI’s and DHC’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by OPI’s and DHC’s forward-looking statements as a result of various factors. For example: OPI and DHC have entered into a definitive merger agreement and the proposed merger is expected to close in the third quarter of 2023, but the closing of the proposed merger is subject to the satisfaction or waiver of closing conditions, including OPI and DHC shareholder approvals, which are beyond OPI’s and DHC’s control, and OPI and DHC cannot be sure that any or all of these conditions will be satisfied or waived, and accordingly, the proposed merger may not close on the contemplated terms prior to the outside date set forth in the merger agreement or at all or it may be delayed; OPI may not be able to recast its existing revolving credit facility on favorable terms as expected in connection with the proposed transaction; the combined company following the merger is expected to maintain an annual dividend of $1.00 per share with a possible increase in the future, but the Board of Trustees of the combined company will consider many factors when setting distribution rates, and thus future distribution rates may be increased or decreased and neither OPI nor DHC can be sure as to the rate at which future distributions will be paid; and the proposed merger is subject to various additional risks, including: the risk that the combined businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; the risk that cost savings and synergies anticipated to be realized by the merger may not be fully realized or may take longer to realize than expected; risks associated with the impact, timing or terms of the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed merger; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; risks related to future opportunities, plans and strategy for the combined company, including the uncertainty of expected future financial performance, including expected net operating income (“NOI”), DHC’s estimated cash on hand, expected access to capital, timing of accretion, distribution rates and results of the combined company following completion of the proposed merger and the challenges facing the industries in which each company currently operates and the combined company will, following the closing of the transaction, operate; risks related to the market value of the OPI common shares of beneficial interest to be issued in the proposed merger; the expected qualification of the proposed merger as a tax-free “reorganization” for U.S. federal income tax purposes; the risk that the financing or any consents or approvals required or contemplated in connection with the proposed merger will not be received or obtained within the expected timeframe, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the proposed merger and risks associated with indebtedness incurred in connection with the proposed merger, including the potential inability to access, or reduced access to, the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; risks associated with the level of capital expenditures of OPI, DHC and the combined company following the proposed merger, including possible changes in the amount or timing of capital expenditures; risks associated with the impact of general economic, political and market factors on OPI and DHC or the proposed merger; and other matters. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger. Each of OPI’s and DHC’s respective Annual Reports on Form 10-K for the year ended December 31, 2022, including under the caption “Risk Factors”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and OPI’s and DHC’s other filings with the SEC identify other important factors that could cause differences from any forward-looking statements. OPI’s and DHC’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon any forward-looking statements. Forward-looking statements speak only as of the date made, and OPI and DHC each disclaim any obligation to update or change any forward-looking statements as a result of new information, future events or otherwise except as required by applicable law. IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION This communication may be deemed to be solicitation material in respect of the proposed merger between OPI and DHC. In connection with the proposed merger, OPI intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary prospectus and related materials to register OPI common shares of beneficial interest to be issued in the merger. OPI and DHC intend to file a joint proxy statement/prospectus and other documents concerning the proposed merger with the SEC. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which OPI or DHC may file with the SEC. The proposed transaction involving OPI and DHC will be submitted to OPI’s shareholders and to DHC’s shareholders for their consideration. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPI, DHC AND THE PROPOSED MERGER. When available, the relevant portions of the joint proxy statement/prospectus will be mailed to shareholders of OPI and DHC. Investors will also be able to obtain copies of the registration statement and the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). Additional copies of documents filed with the SEC by OPI may be obtained for free on OPI’s Investor Relation’s website at https://www.opireit.com/investors/ or by contacting OPI’s Investor Relations department at 1-617-219-1410. Additional copies of documents filed with the SEC by DHC may be obtained for free on DHC’s Investor Relation’s website at https://www.dhcreit.com/investors/ or by contacting DHC’s Investor Relations Department at1-617-796-8234. In addition to the registration statement, each of DHC and OPI files annual, quarterly and current reports and other information with the SEC. OPI’s and DHC’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov. NO OFFER OR SOLICITATION This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval in any jurisdiction with respect to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION OPI, DHC and certain of their respective trustees and executive officers, and The RMR Group LLC (“RMR”), the manager of OPI and DHC, and its parent and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of OPI and DHC in connection with the proposed merger. Certain information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of OPI or DHC shareholders in connection with the proposed merger and a description of their direct and indirect interests will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC. Information about the trustees and executive officers of OPI is included in the proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 6, 2023. Information about the trustees and executive officers of DHC is included in the proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on March 29, 2022. Copies of the foregoing documents may be obtained as provided above. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. THIRD PARTY INFORMATION This presentation may contain or refer to third party reports and other information relating to OPI, DHC, RMR or other persons. The author and source of any third party information and the date of its publication are clearly and prominently identified. None of OPI, DHC or RMR has communicated with the providers of this information in this presentation. None of OPI, DHC or RMR has assisted in the preparation of the third party information, guarantee the accuracy, completeness or availability of the third party information or explicitly or implicitly endorse or approve such information. DISCLAIMERS 2

OFFICE PROPERTIES INCOME TRUST

DIVERSIFIED HEALTHCARE TRUST

TRANSACTION OVERVIEW

Creating A Diversified REIT With a Broad Portfolio, Defensive Tenant Base and Strong Growth Potential

Transaction Details	• Strategic merger between Office Properties Income Trust (OPI) and Diversified Healthcare Trust (DHC), with OPI as the surviving entity. • OPI will change its name to Diversified Properties Trust at closing, referred to herein as the "Combined Company." • DHC shareholders will receive 0.147 common shares of OPI for each DHC common share, implying stock consideration of $1.70 per share.[1] • 20% premium to the average closing price of DHC common shares for the 30 trading days ended April 10, 2023. • Post transaction ownership: approximately 58% OPI shareholders / 42% DHC shareholders.
Dividend	• OPI will reset its annual dividend to a sustainable $1.00 per share ($0.25 per quarter) beginning in Q2 2023 (declared in April and paid in May). • New dividend level will increase financial flexibility for OPI through the closing of the transaction and for the Combined Company post closing.
Management	• Combined Company will be led by OPI executive management team. • The RMR Group (RMR) has agreed to waive the contractual termination fee associated with the DHC business management agreement and property management agreement specific to this transaction.
Financing	• OPI secured a commitment for one-year financing (with a one-year extension) from lenders for up to $368 million to fund transaction expenses and for general corporate purposes.
Expected Timing	• Expected closing Q3 2023, subject to customary conditions and approval by OPI and DHC shareholders.
Scale & Synergies	• Combined Company will have approximately $12.4 billion of total gross assets with 539 properties in 40 states and Washington D.C.[2] • Approximately $2 million to $3 million of identified cost savings / synergies annually. • Limited integration risk given common management by RMR.

1. Based on OPI's closing share price of $11.55 on April 10, 2023.
2. Based on total gross assets (total assets plus accumulated depreciation) of each company at December 31, 2022.

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4 OPI STRATEGIC RATIONALE • Structural office sector headwinds are likely to negatively affect office owners in the future. • Difficult financing environment for office properties. • OPI office portfolio will require increased capital investment in the future. • Unsustainable current dividend rate. Strategic Benefits • Greater scale and diversity with more access to capital sources, including low cost Government-Sponsored Enterprise (GSE) and agency debt. • Gain access to attractive unencumbered portfolio of Medical Office Buildings (MOBs) and Life Science (LS) properties. • Benefit from expected recovery in Senior Housing Operating Portfolio (SHOP). • Improving SHOP cash flows are expected to more than offset potential declines in office cash flows in the future. • Provides increased liquidity to fuel capital improvements at OPI office properties. Financial Benefits • Expected to be accretive to OPI leverage in 2H 2024. • Expected to be accretive to OPI Normalized Funds from Operations (NFFO) and Cash Available for Distribution (CAD) in 2H 2024. • Expected to enable stabilized and sustainable annual dividend of $1.00 per share, with potential for growth in the future. Current Challenges Benefits of Merger with DHC

5 DHC STRATEGIC RATIONALE • Restricted from issuing or refinancing debt because of debt covenants and not expected to be in compliance until mid-2024. • $700 million of debt coming due by mid-2024. • High leverage levels and limited liquidity. • SHOP recovery is underway, but additional investment is needed to fund turn-around of business and capital improvement plan. • Current annual dividend of $0.04 per share unlikely to increase until 2025. Strategic Benefits • Combined Company will be in compliance with debt covenants following closing. • Greater scale and diversity with immediate access to multiple capital sources to address upcoming DHC debt maturities. • Provides increased liquidity to fund SHOP turn-around of business and capital improvement plan. Financial Benefits • Immediately accretive to DHC leverage. • Immediately accretive to NFFO and CAD for DHC shareholders. • Pro rata annual dividend of $0.147 per share represents 267% immediate increase for DHC shareholders. Current Challenges Benefits of Merger with OPI

6 ESTABLISHES A LEADING DIVERSIFIED REIT Properties 160 105 265 Square Feet (MSF) 21.0 8.8 29.8 WALT1 6.6 5.8 6.4 % Investment Grade Tenants2 62.7% 44.8% 57.5% Expiring Leases 2023-20261 40.8% 37.7% 39.9% Occupancy (based on SF) 90.6% 84.7% 88.9% % Annualized Rental Income from Top 20 Tenants 58.3% 45.4% 42.9% SHOP Property Count 237 237 SHOP Community Units 25,346 25,346 % SHOP Occupancy (Q4 2022 Average) 76.3% 76.3% Triple Net Senior Living Property Count 27 27 Triple Net Senior Living Community Units 2,062 2,062 Wellness Center Property Count 10 10 Wellness Center Square Footage (MSF) 0.8 0.8 Combined Company MOB, LS and OFFICE PORTFOLIO SENIOR LIVING OPERATING PORTFOLIO (SHOP) 1. Based on annualized rental income. 2. Includes: a) investment grade rated tenants; b) tenants with an investment grade rated parent entity that guarantee the tenant’s lease obligations; and/or c) tenants with an investment grade rated parent entity that do not guarantee the tenant’s lease obligations. TRIPLE NET PORTFOLIO

7 Office GREATER SCALE & GEOGRAPHIC DIVERSIFICATION Life Science Medical Office Senior Living 1. Based on total gross assets (total assets plus accumulated depreciation) of each company at December 31, 2022. 2. Based on property count. San Diego, CA San Antonio, TX Fort Myers, FL Atlanta, GA 539 Number of Properties 40 States Plus Washington, D.C. 264 / 27K+ Senior Living Communities / Units 42% Percentage of Properties in Sun Belt2 ~$12.4 Billion Investment Portfolio1 Combined Company

8 DIVERSIFIED AND STABLE TENANT BASE Top Tenants Combined Portfolio Diversification1 MOB, LS and Office Diversified Tenants2 1. Based on gross asset value at December 31, 2022. 2. Based on annualized rental income. Excludes SHOP segment. Senior Living 40% Office 35% MOB 12% LS 9% Other 4% Top 20 Tenants 43% Tenants 21-50 19% Other Tenants 38% Reduces U.S. government exposure to 14% Approximately 700 Unique Tenants

9 MOB, LS AND OFFICE SEGMENT: SECURE AND STABLE INCOME Tenant Industry Diversification Combined Portfolio Positioned to Deliver Secure and Stable Cash Flow That Is Supported By a Diversified Tenant Base and Well Laddered Lease Expiration Schedule Well Laddered Lease Expiration Schedule 10.4% 13.5% 7.7% 8.3% 9.6% 50.5% 2023 2024 2025 2026 2027 2028+ Manageable near-term expiration exposure. (Based on Annualized Rental Income) Tenant Credit Profile Life Sciences & Medical 25% Real Estate & Financial 15% U.S. Government 14% Technology & Communications 11% Legal & Other Professional Services 8% Manufacturing & Transportation 8% Other Government 6% Government Contractor 5% Other 4% Food 2% Hospitality 1% Energy Services 1% Investment Grade 58% Non-Investment Grade 6% Not Rated 36% 58% Investment Grade Tenant Base

10 SHOP SEGMENT: SUBSTANTIAL GROWTH POTENTIAL San Diego, CA Multi-tenant Life Science Square feet: 185,979 1. Represents comparative pro forma actual results for the wholly owned portfolio as of December 31, 2022. Geographically diversified portfolio of well-located assets across the United States. Institutional quality portfolio diversified across the healthcare spectrum. Predominantly private pay assets with limited exposure to government reimbursement programs. Significant upside potential from structural healthcare sector tailwinds. Best-in-class operators. Highly Attractive Portfolio Positioned For Meaningful Growth $210 $8 $210+ 2019 Pro forma NOI 2022 NOI Occupancy RevPOR growth Margin Pre-pandemic baseline 85%+ 8%+ 15%+ Expected to surpass 2019 NOI by 2H 2024 Occupancy Uplift Annual RevPOR Growth Margin Expansion 237 Communities 25,346 Units 76% Occupancy • 2021: DHC transitioned 107 communities to 10 new operators. • 2022: AlerisLife began implementing turn-around. — Developed turn-around plan with Alvarez & Marsal. — Hired new CEO, COO and CFO. — Replaced / filled other key positions. • 4Q 2022: Occupancy improved to 76.3% vs. 69.5% as of 1Q 2021. ~$380M of Implemented or In Process Capital Improvements Across the DHC Portfolio Illustrative Stabilized NOI Bridge Components NOI Drivers Strategic Turn-around Progress 1 Estimated NOI $210M $210M+ $9M

11 SENIOR LIVING SECTOR RECOVERY IS UNDERWAY Age 80+ Population Growth1 0 5 10 15 20 25 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023E 2025E 2027E 2029E Millions 1. Source: Population estimates from the Organization for Economic Co-Operation and Development (OECD) as of February 2023. 2. Source: National Investment Center for Seniors Housing & Care (NIC), as of December 2022. 3. Source: NIC Map © Data Service, as of Q4 2022. For more information on the NIC MAP © Data Service, please visit www.nic.org/NIC-map Senior living demographic of 80+ population is projected to grow over 30% in the next five years.1 Average asking rents for senior living grew during 2022 at the largest increase since NIC began reporting the data in 2006.2 Primary and secondary market senior living unit construction remains muted. Inventory growth is now just 0.7% year-over-year, and new starts as a percentage of inventory are at their lowest levels in nearly 10 years.2 DHC SHOP Indexed Occupancy Since March 20212 Primary & Secondary Market Senior Living Units: Inventory Growth, Absorption, Occupany3 106.3 108.5 98 100 102 104 106 108 110 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 NIC Primary/Secondary Mkts DHC SHOP 3 68% 70% 72% 74% 76% 78% 80% 82% 84% 86% 88% -20 -15 -10 -5 0 5 10 15 20 25 1Q2018 3Q2018 1Q2019 3Q2019 1Q2020 3Q2020 1Q2021 3Q2021 1Q2022 3Q2022 MSF Inventory Growth Absorption Occupancy

12 REVENUE ENHANCING CAPEX A Track Record of Successful Development & Redevelopment Projects Demonstrates Manager’s Ability to Deliver Meaningful Value Creation MOB, LS & Office Project Cost Project Spend to Date Stabilized Yield1 Completed projects (last 3 years) $142 $130 10.4% In-process projects $429 $200 9.6% Total $567 $338 9.8% SHOP Project Cost Project Spend to Date Stabilized Yield1 Completed projects (last 3 years) $45 $45 31.5% In-process projects $204 $30 23.7% Total $249 $75 25.1% 4 Maguire Road, Lexington, MA 20 Massachusetts Avenue, Washington, D.C. The Remington Club, San Diego, CA 1. Stabilized Yield is cash NOI for a pro forma stabilized year divided by project costs. ($ in millions)

13 • Expected to be accretive to OPI’s NFFO and CAD in 2H 2024 and immediately accretive to DHC shareholders. • Limited integration risk given common management by RMR, with expected annual G&A synergies of $2 million to $3 million. Cash Sources Total Sources Cash Uses $525 Total Uses $525 Bridge loan facility $368 Balance sheet cash (estimate) 157 Repayment of DHC credit facility $450 Acquisition related costs (estimate) 75 Accretion & Synergies • OPI has secured commitments for one-year financing (with a one-year extension) for up to $368 million. — Plan to pursue multiple capital alternatives to avoid use of bridge loan at closing. • In connection with the transaction, OPI intends to recast its existing $750 million revolving credit facility. — Significant lender overlap and improved scale is expected to allow for recast revolver. • Increased liquidity from dividend reset. — Approximately $60 million in retained capital annually due to dividend reset. Financing Strategy ($ in millions) VALUE CREATION AND SOURCES & USES FOR CLOSING

OFFICE PROPERTIES INCOME TRUST

DIVERSIFIED HEALTHCARE TRUST

PRO FORMA CAPITALIZATION

Pro Forma Debt Structure / Debt Composition[1]

($ in millions)	OPI 12/31/2022	DHC 12/31/2022	Adj.	Combined Company
OPI revolving credit facility	$195	$0	$0	**$195**
DHC credit facility	0	450[2]	(450)	**0**
Bridge loan	0	0	368[3]	**368**
Mortgage debt	50	25	0	**75**
Unsecured notes	2,212	2,350	0	**4,562**
Total debt	**$2,457**	**$2,825**	**($82)**	**$5,200**
Cash	(12)	(408)[2]	157	**(263)**
Net debt	**$2,445**	**$2,417**	**$75**	**$4,937**
% of Debt Fixed or Hedged				**96%**

- Expected to be accretive to OPI leverage beginning in 2H 2024 and immediately accretive to DHC leverage.
- Combined Company expected to progressively reduce leverage starting in late 2024 from higher SHOP cash flows.
- 2024 maturities and plan:
  - $600 million senior notes maturing (OPI: $350 million; DHC: $250 million).
  - Multiple alternatives available to refinance upcoming maturities, including accessing low cost GSE and agency debt as well as securing large unencumbered asset pool of Combined Company.

1. Based on actual balances of OPI and DHC at December 31, 2022, unless otherwise noted.
2. Pro forma for DHC's $250 million credit facility pay downs in Q1 2023 using cash on hand.
3. Pro forma for the bridge loan commitment. Plan to use alternative capital to avoid use of bridge loan at closing.

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15 STRATEGIC AND FINANCIAL OBJECTIVES Combined Company Business Plan Through 2025 • Continued focus on increasing cash flows from SHOP with goal of surpassing 2019 NOI by 2H 2024. • Maintain stable cash flows from MOB, LS and office properties. • Continue high return capex investments in properties to maintain market appeal and maximize cash flows. • Target leverage (Net Debt/EBITDA) of approximately 7.0x by year-end 2025. • Position business for possible dividend increase in 2025.

CREATING A DIVERSIFIED REIT WITH A BROAD PORTFOLIO, DEFENSIVE TENANT BASE AND STRONG GROWTH POTENTIAL Office Properties Income Trust to Merge with Diversified Healthcare Trust APRIL 11, 2023